Exhibit 99.1

Canopy Growth to Cease Funding BioSteel Business Unit Furthering Business Transformation and Focus on North American Cannabis Leadership

BioSteel filing immediately eliminates significant cash burn for Canopy Growth and provides for an orderly realization of value of BioSteel’s assets through a sale process

As the senior secured lender to BioSteel, Canopy Growth expects to recover proceeds from the anticipated sale process

Management reaffirms its expectation to achieve positive Adjusted EBITDA in all remaining business units exiting FY2024, as the Company focuses on driving growth in its Canadian and U.S. cannabis businesses to position itself as an industry leader in North America

SMITHS FALLS, ON – September 14, 2023 – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) today announced that it has ceased funding BioSteel Sports Nutrition Inc. (“BioSteel”) and that BioSteel has commenced proceedings under the Companies’ Creditors Arrangement Act (the “CCAA”) in the Ontario Superior Court of Justice (Commercial List) (“CCAA Court”) and will seek recognition of that proceeding under Chapter 15 of the United States Bankruptcy Code to give full force and effect to the orders made in the CCAA proceeding in the United States, including a stay of proceedings.

As part of its efforts to simplify its business and reduce cash burn, Canopy Growth previously announced that it was reviewing strategic options for the Company’s BioSteel business unit, including a potential sale of the business unit. BioSteel’s business was a significant drag on Canopy Growth’s profitability and cash flow, representing approximately 60% of the Company’s Q1 FY2024 Adjusted EBITDA loss. The decision by BioSteel to seek creditor protection means that Canopy Growth will limit the further funding obligations in respect of the BioSteel business unit, which is consistent with Canopy Growth’s transformation to a simplified, asset-light operating model and focus on its core cannabis operations.

Canopy Growth’s financial position is expected to be further strengthened through the immediate removal of the cash expenditures associated with funding the BioSteel business unit and the potential cash proceeds from the orderly sale of BioSteel’s assets. Further, the Company anticipates the removal of the previously identified material weakness related to the BioSteel business segment upon disposition. In addition, with BioSteel’s operating loss and cash burn eliminated, Canopy Growth reiterates its expectation to achieve positive Adjusted EBITDA across its remaining business units exiting FY2024.

“Canopy Growth has marked yet another major milestone in our transformation plan, as while BioSteel’s business has shown significant year-over-year revenue growth, and we believe the brand remains an attractive asset, it does not align with Canopy Growth’s cannabis focused asset-light strategy. We have repeatedly demonstrated that we will take decisive action to enhance our profitability and ensure we are focused and positioned to be a leader in the North American cannabis sector,” said David Klein, Chief Executive Officer.

Recent Transformation Plan Highlights

•	Since July 1, 2023, reduction of the Company's overall debt by approximately CAD $349 million, with further reductions totalling approximately CAD $95 million expected over the next two quarters.[1]

•	Agreement to sell Hershey Drive facility for CAD $53 million. Upon the completion of the sale, Canopy Growth will have sold a total of seven properties for an aggregate gross amount of approximately CAD $155 million since April 1, 2023.

•	Achieved cost reduction of CAD $47 million in Q1 FY2024, bringing total cost reductions to CAD $172 million since the beginning of FY2023.

•	Management continues to expect restructuring initiatives announced in FY2023 to deliver combined Selling, General & Administrative Expense and Cost of Goods Sold reduction of CAD $240 million to CAD $310 million by the end of FY2024.

•	U.S. THC companies that are expected to be acquired by Canopy USA, LLC (“Canopy USA”) continue to demonstrate momentum, strengthening and expanding their businesses and Canopy Growth continues to work with regulators to advance its novel structure.

BioSteel has obtained an initial order from the CCAA Court which provides for, among other things: (i) a stay of proceedings in favor of BioSteel and its two U.S. affiliates, BioSteel Sports Nutrition USA LLC and BioSteel Manufacturing LLC; and (ii) the appointment of KSV Restructuring Inc. as monitor of BioSteel.

The CCAA process will allow the BioSteel business to maximize the value of its assets through a court supervised sales process. Canopy Growth remains BioSteel Canada’s largest creditor and shareholder and anticipates receiving its proportionate share of any recoveries in the CCAA process.

1 This number assumes that the convertible debentures issued on July 14, 2023 with an aggregate principal amount of approximately $40.4MM are settled by the Company in common shares, which settlement is only possible in the event that shareholders of the Company approve such issuance at a meeting of shareholders on September 25, 2023.

Non-GAAP Measures

Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; restructuring costs recorded in cost of goods sold; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition-related costs. Asset impairments related to periodic changes to the Company’s supply chain processes are not excluded from Adjusted EBITDA given their occurrence through the normal course of core operational activities.

Contact

Media Contact:

Laura Nadeau

Manager, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives. Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth’s CPG portfolio features targeted 24-hour skincare and wellness solutions from This Works, gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

Beyond our world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater wellbeing and life enhancement.

For more information visit www.canopygrowth.com

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

Notice Regarding Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to BioSteel’s intention to complete proceedings under the CCAA; the outcome of the CCAA proceedings and any potential recovery for its stakeholders, including Canopy Growth; the impact on Canopy Growth’s financial position, including the potential cash proceeds from the sale of BioSteel’s assets; the anticipated removal of the previously identified material weakness related to the BioSteel business segment; expectations regarding the potential success of, and the costs and benefits associated with the Company’s transformation plan, including the completion of the Company’s sale of its Hershey facility; the assumption that the convertible debentures issued on July 14, 2023 are settled in common shares of the Company; the occurrence and outcome of the Company’s restructuring initiatives and Canopy USA’s expected acquisition of U.S. THC companies; segment and business focuses for FY2024, including delivering positive Adjusted EBITDA exiting FY2024 and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including BioSteel’s ability to complete any future potential transactions in connection with the CCAA proceedings and the terms and conditions thereof; risks relating to the CCAA process, including uncertainty of any residual value for BioSteel’s stakeholders under the CCAA process; negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Company’s common shares; inherent uncertainty associated with projections; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2023 and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.